                                                                     Exhibit 3.4

EXHIBIT A (12/22/98) - ADDITIONAL UNITS ISSUED FOR GREENE STREET 1998 EXCHANGE
                                    FUND, LP

                              VORNADO REALTY L.P.
                       PARTNERS AND PARTNERSHIP INTERESTS


                                                                    CLASS OF UNITS
                                       --------------------------------------------------------------------
                                        SERIES A   VALUE      PERCENTAGE  SERIES B-1    VALUE    PERCENTAGE
                                       PREFERRED    OF            OF      PREFERRED      OF          OF
                                         UNITS   SERIES A      SERIES A     UNITS    SERIES B-1  SERIES B-1
                                       ---------------------------------  ---------------------------------
Vornado Realty Trust                   5,789,239 $297,508,992 100.0000%
Vornado Realty Trust
Vornado Finance Corp
Vornado Investment Corporation
40 East 14 Realty Associates
  General Partnership
825 Seventh Avenue Holding Corporation
Menands Holdings Corporation
Two Guys From Harrison, N.Y., Inc.

Washington Design Center, L.L.C.                                          200,000   $10,000,000  22.23%
Merchandise Mart Owners, L.L.C.                                           699,566   $34,978,300  77.77%
Merchandise Mart Enterprises, L.L.C.
World Trade Center Chicago, L.L.C.

Greene Street 1998 Exchange Fund, L.P.

Jacob H. Froelich, Jr.
S.D. Phillips
George W. Lyles
Canoe House Partners, LLC
Roaring Gap Limited Partnership
Phillips Property Company, LLC

The Mendik Partnership, L.P.
Mendik Realty Company, Inc.
FW / Mendik REIT, L.L.C.          (2)
Mendik RELP Corp.
2750 Associates
Abrams, Trust U/W/O Ralph
Adler, Robert
Alpert, Vicki
Ambassador Construction Company, Inc.
Aschendorf-Shasha, Ellen
Ash, Herbert
Aubert, Trust FBO Lysa
  UWO Barbara Schwartz
Aubert, Trust FBO Lysa
  UWO Ellis Schwartz
Barr, Thomas
Barkin, Leonard
Batkin, Nancy
Batkin, Nancy 1998 Trust u/a/d 5/11/98
Berenson, David
Berenson, Joan
Berenson, Richard
Berenson, Robert
Berger, Alice C.
Bianculli, Louis
Bierman, Jacquin
Blumenthal, Joel Marie
Braverman, Madlyn
Bonk, Chris
Carb, Sally
Carney, Thomas
Chambers, Robert
CHO Enterprises
Dembner, Shirley
Dembner, Shirley UGMA
  for Lindsey Dembner
Doner, Max
Downey, Michael
Dryfoos, Jacqueline
Dubrowski, Raymond
Evans, Ben
Field, Walter L.
Jesse Fierstein & Co.
Fischer, Alan A.
Freedman, Robert
Gershon, Estate of Murray
Getz, Howard
Getz, Sandra
Getz, Sandra & Howard

                                                                    CLASS OF UNITS
                                       --------------------------------------------------------------------
                                       SERIES B-2    VALUE    PERCENTAGE  SERIES C-1     VALUE    PERCENTAGE
                                       PREFERRED      OF          OF      PREFERRED       OF          OF
                                         UNITS    SERIES B-2  SERIES B-2    UNITS     SERIES C-1  SERIES C-1
                                       ---------------------------------  ---------------------------------
Vornado Realty Trust
Vornado Realty Trust
Vornado Finance Corp
Vornado Investment Corporation
40 East 14 Realty Associates
  General Partnership
825 Seventh Avenue Holding Corporation
Menands Holdings Corporation
Two Guys From Harrison, N.Y., Inc.

Washington Design Center, L.L.C.       100,000    $5,000,000   22.23%
Merchandise Mart Owners, L.L.C.        349,783   $17,489,150   77.77%
Merchandise Mart Enterprises, L.L.C.
World Trade Center Chicago, L.L.C.

Greene Street 1998 Exchange Fund, L.P.

Jacob H. Froelich, Jr.                                                    150,067  $ 5,352,890   20.0648%
S.D. Phillips                                                               9,976  $   355,844    1.3338%
George W. Lyles                                                            70,044  $ 2,498,469    9.3653%
Canoe House Partners, LLC                                                 200,090  $ 7,137,210   26.7531%
Roaring Gap Limited Partnership                                           290,158  $10,349,936   38.7957%
Phillips Property Company, LLC                                             27,577      983,672    3.6872%

The Mendik Partnership, L.P.
Mendik Realty Company, Inc.
FW / Mendik REIT, L.L.C.          (2)
Mendik RELP Corp.
2750 Associates
Abrams, Trust U/W/O Ralph
Adler, Robert
Alpert, Vicki
Ambassador Construction Company, Inc.
Aschendorf-Shasha, Ellen
Ash, Herbert
Aubert, Trust FBO Lysa
  UWO Barbara Schwartz
Aubert, Trust FBO Lysa
  UWO Ellis Schwartz
Barr, Thomas
Barkin, Leonard
Batkin, Nancy
Batkin, Nancy 1998 Trust u/a/d 5/11/98
Berenson, David
Berenson, Joan
Berenson, Richard
Berenson, Robert
Berger, Alica C.
Bianculli, Louis
Bierman, Jacquin
Blumenthal, Joel Marie
Braverman, Madlyn
Bonk, Chris
Carb, Sally
Carney, Thomas
Chambers, Robert
CHO Enterprises
Dembner, Shirley
Dembner, Shirley UGMA
  for Lindsey Dembner
Doner, Max
Downey, Michael
Dryfoos, Jacqueline
Dubrowski, Raymond
Evans, Ben
Field, Walter L.
Jesse Fierstein & Co.
Fischer, Alan A.
Freedman, Robert
Gershon, Estate of Murray
Getz, Howard
Getz, Sandra
Getz, Sandra & Howard

                                                      CLASS OF UNITS
                                            ----------------------------------
                                            SERIES D-1    VALUE    PERCENTAGE
                                            PREFERRED      OF          OF
                                              UNITS     SERIES D-1  SERIES D-1
                                            ----------------------------------
Vornado Realty Trust
Vornado Realty Trust
Vornado Finance Corp
Vornado Investment Corporation
40 East 14 Realty Associates
  General Partnership
825 Seventh Avenue Holding Corporation
Menands Holdings Corporation
Two Guys From Harrison, N.Y., Inc.

Washington Design Center, L.L.C.
Merchandise Mart Owners, L.L.C.
Merchandise Mart Enterprises, L.L.C.
World Trade Center Chicago, L.L.C.

Greene Street 1998 Exchange Fund, L.P.      3,500,000   87,500,000   100.00%

Jacob H. Froelich, Jr.
S.D. Phillips
George W. Lyles
Canoe House Partners, LLC
Roaring Gap Limited Partnership
Phillips Property Company, LLC

The Mendik Partnership, L.P.
Mendik Realty Company, Inc.
FW / Mendik REIT, L.L.C.          (2)
Mendik RELP Corp.
2750 Associates
Abrams, Trust U/W/O Ralph
Adler, Robert
Alpert, Vicki
Ambassador Construction Company, Inc.
Aschendorf-Shasha, Ellen
Ash, Herbert
Aubert, Trust FBO Lysa
  UWO Barbara Schwartz
Aubert, Trust FBO Lysa
  UWO Ellis Schwartz
Barr, Thomas
Barkin, Leonard
Batkin, Nancy
Batkin, Nancy 1998 Trust u/a/d 5/11/98
Berenson, David
Berenson, Joan
Berenson, Richard
Berenson, Robert
Berger, Alica C.
Bianculli, Louis
Bierman, Jacquin
Blumenthal, Joel Marie
Braverman, Madlyn
Bonk, Chris
Carb, Sally
Carney, Thomas
Chambers, Robert
CHO Enterprises
Dembner, Shirley
Dembner, Shirley UGMA
  for Lindsey Dembner
Doner, Max
Downey, Michael
Dryfoos, Jacqueline
Dubrowski, Raymond
Evans, Ben
Field, Walter L.
Jesse Fierstein & Co.
Fischer, Alan A.
Freedman, Robert
Gershon, Estate of Murray
Getz, Howard
Getz, Sandra
Getz, Sandra & Howard

                                                                               CLASS OF UNITS
                                       -----------------------------------------------------------------------------------
                                             COMMON UNITS                           TOTAL          VALUE        PERCENTAGE
                                       -------------------------------------------  COMMON         COMMON         COMMON
                                          A           C          D            E     UNITS          UNITS          UNITS
                                       -----------------------------------------------------------------------------------
Vornado Realty Trust
Vornado Realty Trust                   43,527,559                                   43,527,559  $1,552,628,030  47.3996%
Vornado Finance Corp                   35,282,694                                   35,282,694  $1,258,533,695  38.4213%
Vornado Investment Corporation          3,666,666                                    3,666,666    $130,789,976   3.9928%
40 East 14 Realty Associates                                                                 0              $0   0.0000%
  General Partnership                   1,639,278                                    1,639,278     $58,473,046   1.7851%
825 Seventh Avenue Holding Corporation    235,516                                      235,516      $8,400,856   0.2565%
Menands Holdings Corporation              536,524                                      536,524     $19,137,811   0.5843%
Two Guys From Harrison, N.Y., Inc.        180,890                                      180,890      $6,452,346   0.1970%

Washington Design Center, L.L.C.           65,807                                       65,807      $2,347,336   0.0717%
Merchandise Mart Owners, L.L.C.                                                              0              $0   0.0000%
Merchandise Mart Enterprises, L.L.C.      395,967                                      395,967     $14,124,143   0.4312%
World Trade Center Chicago, L.L.C.        603,948                                      603,948     $21,542,825   0.6577%

Greene Street 1998 Exchange Fund, L.P.                                                       0              $0   0.0000%

Jacob H Froelich, Jr.                     202,411                                      202,411      $7,220,000   0.2204%
S.D. Phillips                                   0                                            0              $0   0.0000%
George W Lyles                                  0                                            0              $0   0.0000%
Canoe House Partners, LLC                       0                                            0              $0   0.0000%
Roaring Gap Limited Partnership                 0                                            0              $0   0.0000%
Phillips Property Company, LLC                  0                                            0              $0   0.0000%

The Mendik Partnership, L.P.                       2,512,023                         2,512,023     $89,603,860   2.7355%
Mendik Realty Company, Inc.                   161                                          161          $5,743   0.0002%
FW / Mendik REIT, L.L.C.          (2)                486,540                           486,540     $17,354,882   0.5298%
Mendik RELP Corp.                                        846                               846         $30,177   0.0009%
2750 Associates                                                     2,704                2,704         $96,452   0.0029%
Abrams, Trust U/W/O Ralph                                           7,244                7,244        $258,393   0.0079%
Adler, Robert                                                       2,496                2,496         $89,032   0.0027%
Alpert, Vicki                                                       5,228                5,228        $186,483   0.0057%
Ambassador Construction Company, Inc.                              37,178               37,178      $1,326,139   0.0405%
Aschendorf-Shasha, Ellen                                            1,710                1,710         $60,996   0.0019%
Ash, Herbert                                                          154                  154          $5,493   0.0002%
Aubert, Trust FBO Lysa                                                                       0              $0   0.0000%
  UWO Barbara Schwartz                                              4,278                4,278        $152,596   0.0047%
Aubert, Trust FBO Lysa                                                                       0              $0   0.0000%
  UWO Ellis Schwartz                                                  256                  256          $9,132   0.0003%
Barr, Thomas                                                        1,844                1,844         $65,775   0.0020%
Barkin, Leonard                                                       962                  962         $34,315   0.0010%
Batkin, Nancy                                                           0                    0              $0   0.0000%
Batkin, Nancy 1998 Trust u/a/d 5/11/98        108                   6,338                6,446        $229,929   0.0070%
Berenson, David                                                     1,034                1,034         $36,883   0.0011%
Berenson, Joan                                                      1,382                1,382         $49,296   0.0015%
Berenson, Richard                                                     842                  842         $30,034   0.0009%
Berenson, Robert                                                    1,762                1,762         $62,851   0.0019%
Berger, Alica C.                                                      374                  374         $13,341   0.0004%
Bianculli, Louis                                                    5,604                5,604        $199,895   0.0061%
Bierman, Jacquin                                                    5,376                5,376        $191,762   0.0059%
Blumenthal, Joel Marie                                                154                  154          $5,493   0.0002%
Braverman, Madlyn                                                  35,032               35,032      $1,249,591   0.0381%
Bonk, Chris                                           75,344                            75,344      $2,687,520   0.0820%
Carb, Sally                                                         1,793                1,793         $63,956   0.0020%
Carney, Thomas                                                      1,419                1,419         $50,616   0.0015%
Chambers, Robert                              145                   7,961                8,106        $289,141   0.0088%
CHO Enterprises                                                     5,364                5,364        $191,334   0.0058%
Dembner, Shirley                              145                      78                  223          $7,954   0.0002%
Dembner, Shirley UGMA                                                                        0              $0   0.0000%
  for Lindsey Dembner                                               3,462                3,462        $123,490   0.0038%
Doner, Max                                                          3,364                3,364        $119,994   0.0037%
Downey, Michael                                       83,226                            83,226      $2,968,671   0.0906%
Dryfoos, Jacqueline                                                   962                  962         $34,315   0.0010%
Dubrowski, Raymond                                                  2,304                2,304         $82,184   0.0025%
Evans, Ben                                                            104                  104          $3,710   0.0001%
Field, Walter L.                                                    1,680                1,680         $59,926   0.0018%
Jesse Fierstein & Co.                                               4,045                4,045        $144,285   0.0044%
Fischer, Alan A.                                                    3,364                3,364        $119,994   0.0037%
Freedman, Robert                                                    5,770                5,770        $205,816   0.0063%
Gershon, Estate of Murray                                          10,494               10,494        $374,321   0.0114%
Getz, Howard                                                          333                  333         $11,878   0.0004%
Getz, Sandra                                                        7,328                7,328        $261,390   0.0080%
Getz, Sandra & Howard                                                 748                  748         $26,681   0.0008%

                                          TOTAL             TOTAL       PERCENTAGE
                                          UNITS             VALUE        INTEREST
                                        ----------     --------------    --------
Vornado Realty Trust                    90,858,366(1)  $3,331,924,752    88.7385%
Vornado Realty Trust
Vornado Finance Corp
Vornado Investment Corporation
40 East 14 Realty Associates
  General Partnership
825 Seventh Avenue Holding Corporation
Menands Holdings Corporation
Two Guys From Harrison, N.Y., Inc.

Washington Design Center, L.L.C.           365,807        $17,347,336     0.4620%
Merchandise Mart Owners, L.L.C.          1,049,349        $52,467,450     1.3974%
Merchandise Mart Enterprises, L.L.C.       395,967        $14,124,143     0.3762%
World Trade Center Chicago, L.L.C.         603,948        $21,542,825     0.5737%

Greene Street 1998 Exchange Fund, L.P.   3,500,000        $87,500,000     2.3304%

Jacob H. Froelich, Jr.                     352,478        $12,572,890     0.3349%
S.D. Phillips                                9,976           $355,844     0.0095%
George W. Lyles                             70,044         $2,498,469     0.0665%
Canoe House Partners, LLC                  200,090         $7,137,210     0.1901%
Roaring Gap Limited Partnership            290,158        $10,349,936     0.2756%
Phillips Property Company, LLC              27,577           $983,672     0.0262%

The Mendik Partnership, L.P.             2,512,023        $89,603,860     2.3864%
Mendik Realty Company, Inc.                    161             $5,743     0.0002%
FW / Mendik REIT, L.L.C.          (2)      486,540        $17,354,882     0.4622%
Mendik RELP Corp.                              846            $30,177     0.0008%
2750 Associates                              2,704            $96,452     0.0026%
Abrams, Trust U/W/O Ralph                    7,244           $258,393     0.0069%
Adler, Robert                                2,496            $89,032     0.0024%
Alpert, Vicki                                5,228           $186,483     0.0050%
Ambassador Construction Company, Inc.       37,178         $1,326,139     0.0353%
Aschendorf-Shasha, Ellen                     1,710            $60,996     0.0016%
Ash, Herbert                                   154             $5,493     0.0001%
Aubert, Trust FBO Lysa                           0                 $0     0.0000%
  UWO Barbara Schwartz                       4,278           $152,596     0.0041%
Aubert, Trust FBO Lysa                           0                 $0     0.0000%
  UWO Ellis Schwartz                           256             $9,132     0.0002%
Barr, Thomas                                 1,844            $65,775     0.0018%
Barkin, Leonard                                962            $34,315     0.0009%
Batkin, Nancy                                    0                 $0     0.0000%
Batkin, Nancy 1998 Trust u/a/d 5/11/98       6,446           $229,929     0.0061%
Berenson, David                              1,034            $36,883     0.0010%
Berenson, Joan                               1,382            $49,296     0.0013%
Berenson, Richard                              842            $30,034     0.0008%
Berenson, Robert                             1,762            $62,851     0.0017%
Berger, Alice C.                               374            $13,341     0.0004%
Bianculli, Louis                             5,604           $199,895     0.0053%
Bierman, Jacquin                             5,376           $191,762     0.0051%
Blumenthal, Joel Marie                         154             $5,493     0.0001%
Braverman, Madlyn                           35,032         $1,249,591     0.0333%
Bonk, Chris                                 75,344         $2,687,520     0.0716%
Carb, Sally                                  1,793            $63,956     0.0017%
Carney, Thomas                               1,419            $50,616     0.0013%
Chambers, Robert                             8,106           $289,141     0.0077%
CHO Enterprises                              5,364           $191,334     0.0051%
Dembner, Shirley                               223             $7,954     0.0002%
Dembner, Shirley UGMA                            0                 $0     0.0000%
  for Lindsey Dembner                        3,462           $123,490     0.0033%
Doner, Max                                   3,364           $119,994     0.0032%
Downey, Michael                             83,226         $2,968,671     0.0791%
Dryfoos, Jacqueline                            962            $34,315     0.0009%
Dubrowski, Raymond                           2,304            $82,184     0.0022%
Evans, Ben                                     104             $3,710     0.0001%
Field, Walter L.                             1,680            $59,926     0.0016%
Jesse Fierstein & Co.                        4,045           $144,285     0.0038%
Fischer, Alan A.                             3,364           $119,994     0.0032%
Freedman, Robert                             5,770           $205,816     0.0055%
Gershon, Estate of Murray                   10,494           $374,321     0.0100%
Getz, Howard                                   333            $11,878     0.0003%
Getz, Sandra                                 7,328           $261,390     0.0070%
Getz, Sandra & Howard                          748            $26,681     0.0007%

                                                                              Class of Units
                                       ---------------------------------------------------------------------------------------------
                                                              Common Units
                                       ------------------------------------------------------------
                                          A         C       D    E   Total      Value    Percentage   Total      Total    Percentage
                                                                    Common     Common      Common     Units      Value     Interest
                                                                     Units      Units       Units
                                       --------------------------------------------------------------------------------------------
Gold, Frederica                                               414       414      $14,767   0.0005%       414      $14,767   0.0004%
Ginsberg, Benedict                                            932       932      $33,244   0.0010%       932      $33,244   0.0009%
Goldberg, Clarence                                            916       916      $32,674   0.0010%       916      $32,674   0.0009%
Goldring, Stanley                                          10,833    10,833     $386,413   0.0118%    10,833     $386,413   0.0103%
Goldschmidt, Beatrice                                      22,045    22,045     $786,345   0.0240%    22,045     $786,345   0.0209%
Goldschmidt, Charles                                       10,752    10,752     $383,524   0.0117%    10,752     $383,524   0.0102%
Goldschmidt, Edward                                        12,842    12,842     $458,074   0.0140%    12,842     $458,074   0.0122%
Goldschmidt, C. Trust U/A/D 7/11/90                         8,389     8,389     $299,236   0.0091%     8,389     $299,236   0.0080%
Goldschmidt, Lawrence                                      92,454    92,454   $3,297,834   0.1007%    92,454   $3,297,834   0.0878%
Gorfinkle, Alaine                                             664       664      $23,685   0.0007%       664      $23,685   0.0006%
Gorfinkle, Lawrence                                         3,830     3,830     $136,616   0.0042%     3,830     $136,616   0.0036%
Gould Investors, L.P.                  458,964                      458,964  $16,371,246   0.4998%   458,964  $16,371,246   0.4360%
Green, Bernard                                             14,152    14,152     $504,802   0.0154%    14,152     $504,802   0.0134%
Green, Barbara                                              8,546     8,546     $304,836   0.0093%     8,546     $304,836   0.0081%
Greenbaum, David R.                        701                          701      $25,005   0.0008%       701      $25,005   0.0007%
Greif, Goldie                                               6,724     6,724     $239,845   0.0073%     6,724     $239,845   0.0064%
Gutenberg, Bernice                                            688       688      $24,541   0.0007%       688      $24,541   0.0007%
H L Silbert trustee U/W                                    19,976    19,976     $712,544   0.0218%    19,976     $712,544   0.0190%
 of H A Goldman
Hagler, Philip                                             14,631    14,631     $521,888   0.0159%    14,631     $521,888   0.0139%
Harteveldt, Robert L.                                       5,128     5,128     $182,916   0.0056%     5,128     $182,916   0.0049%
Hirsch, Phillip J.                                            338       338      $12,056   0.0004%       338      $12,056   0.0003%
Hirsch, Judith                                                338       338      $12,056   0.0004%       338      $12,056   0.0003%
Hrusha, Alan                                                1,844     1,844      $65,775   0.0020%     1,844      $65,775   0.0018%
Hutner, Anne Trust F/B/O                                    4,610     4,610     $164,439   0.0050%     4,610     $164,439   0.0044%
Hutner, Estate of Irwin                                    11,334    11,334     $404,284   0.0123%    11,334     $404,284   0.0108%
INS Realty Associates                                     269,516   269,516   $9,613,636   0.2935%   269,516   $9,613,636   0.2560%
Fierstein Co.                                              28,415    28,415   $1,013,563   0.0309%    28,415   $1,013,563   0.0270%
Jaffe, Elizabeth                                               76        76       $2,711   0.0001%        76       $2,711   0.0001%
Jones, Hazel                                                2,496     2,496      $89,032   0.0027%     2,496      $89,032   0.0024%
Kaufman, Robert M.                                            338       338      $12,056   0.0004%       338      $12,056   0.0003%
Klein, Robin                                                3,364     3,364     $119,994   0.0037%     3,364     $119,994   0.0032%
Knatten Inc.                                              141,998   141,998   $5,065,069   0.1546%   141,998   $5,065,069   0.1349%
Knight, Laureine                                  10,242             10,242     $365,332   0.0112%    10,242     $365,332   0.0097%
Komaroff, Stanley                                             576       576      $20,546   0.0006%       576      $20,546   0.0005%
Kosloff, Andrea                                                78        78       $2,782   0.0001%        78       $2,782   0.0001%
Kosloff, Andrea UGMA                                                      0           $0   0.0000%         0           $0   0.0000%
 for Adam Kosloff                                           2,116     2,116      $75,478   0.0023%     2,116      $75,478   0.0020%
Kosloff, Andrea UGMA                                                      0           $0   0.0000%         0           $0   0.0000%
 for Justin Kosloff                                         2,116     2,116      $75,478   0.0023%     2,116      $75,478   0.0020%
Koven, Irving                                                   0         0           $0   0.0000%         0           $0   0.0000%
Koven, Esther                                              11,208    11,208     $399,789   0.0122%    11,208     $399,789   0.0106%
Kowal, Myron as Custodian                                                 0           $0   0.0000%         0           $0   0.0000%
 for Andrew Kowal                                             748       748      $26,681   0.0008%       748      $26,681   0.0007%
Kramer, Saul                                                  652       652      $23,257   0.0007%       652      $23,257   0.0006%
Kuhn, James D.                           1,606   151,046            152,652   $5,445,097   0.1662%   152,652   $5,445,097   0.1450%
Kuhn, Leo                                                     902       902      $32,174   0.0010%       902      $32,174   0.0009%
Kurshan, Herbert                                            2,496     2,496      $89,032   0.0027%     2,496      $89,032   0.0024%
Lauder, Leonard                                             4,660     4,660     $166,222   0.0051%     4,660     $166,222   0.0044%
Lauder, Ronald                                              4,660     4,660     $166,222   0.0051%     4,660     $166,222   0.0044%
Leff, Joseph                                                3,364     3,364     $119,994   0.0037%     3,364     $119,994   0.0032%
Leff, Valerie                                               3,364     3,364     $119,994   0.0037%     3,364     $119,994   0.0032%
Lefkowitz, Howard                                             414       414      $14,767   0.0005%       414      $14,767   0.0004%
LeRoy Partners                                                  0         0           $0   0.0000%         0           $0   0.0000%
Liroff, Harriett                                           12,166    12,166     $433,961   0.0132%    12,166     $433,961   0.0116%
Liroff, Richard                                             1,532     1,532      $54,646   0.0017%     1,532      $54,646   0.0015%
Loewengart, Irene                                           1,664     1,664      $59,355   0.0018%     1,664      $59,355   0.0016%
Lovitz, David                                               2,244     2,244      $80,043   0.0024%     2,244      $80,043   0.0021%
M. Westport Associates                             3,412              3,412     $121,706   0.0037%     3,412     $121,706   0.0032%
Maayan Partners                                             9,616     9,616     $343,003   0.0105%     9,616     $343,003   0.0091%
Marvin, Morton                                                914       914      $32,602   0.0010%       914      $32,602   0.0009%
Marvin, Suzanne                                                76        76       $2,711   0.0001%        76       $2,711   0.0001%
Maynard, Jean                                               2,304     2,304      $82,184   0.0025%     2,304      $82,184   0.0022%
Mazer, David                                                6,724     6,724     $239,845   0.0073%     6,724     $239,845   0.0064%
Mazer, Richard                                              6,724     6,724     $239,845   0.0073%     6,724     $239,845   0.0064%
Mendik, Bernard                         13,162                       13,162     $469,489   0.0143%    13,162     $469,489   0.0125%
Mendik, Susan                                        976      930     1,906      $67,987   0.0021%     1,906      $67,987   0.0018%
Mendik, Susan Trust                         36              4,474     4,510     $160,872   0.0049%     4,510     $160,872   0.0043%
 u/w/o Jean A. Batkin
L.C. Migdal & Ellin Kalmus,                                               0           $0   0.0000%         0           $0   0.0000%
Trustees of Trust "B"
 u/w/o of Murray Silberstein                               10,256    10,256     $365,832   0.0112%    10,256     $365,832   0.0097%
Mil Equities                                               13,334    13,334     $475,624   0.0145%    13,334     $475,624   0.0127%
Myers Group III, Inc.                   17,641                       17,641     $629,254   0.0192%    17,641     $629,254   0.0168%
Myers Group IV, Inc.                   126,979                      126,979   $4,529,341   0.1383%   126,979   $4,529,341   0.1206%
Nevas, Alan                                        1,636              1,636      $58,356   0.0018%     1,636      $58,356   0.0016%
Nevas, Leo                                         3,271              3,271     $116,677   0.0036%     3,271     $116,677   0.0031%
Nicardo Corporation                                             0         0           $0   0.0000%         0           $0   0.0000%
Novick, Lawrence                                              154       154       $5,493   0.0002%       154       $5,493   0.0001%
Oestreich, David A.                                        38,808    38,808   $1,384,281   0.0423%    38,808   $1,384,281   0.0369%
Oestreich, Joan E.                                         38,802    38,802   $1,384,067   0.0423%    38,802   $1,384,067   0.0369%

------------------------------------------------------------------------------------------------------------------------------------
                                   Series A    Value   Percentage  Series B-1  Value    Percentage  Series B-2  Value    Percentage
                                   Preferred    of        of       Preferred     of         of      Preferred    of         of
                                    Units    Series A  Series A     Units   Series B-1  Series B-1    Units   Series B-2  Series B-2
------------------------------------------------------------------------------------------------------------------------------------
Oestreich, Sophy
Oppenheimer, Martin J.
Oppenheimer, Suzanne
Oshatz, Michael P.
Phillips, Family Trust UWO Edith
Phillips, Jonathan
Phillips, Lynn
Phillips, Estate of John D.
Plum Partners L.P.
Prentice Revocable Trust, 12/12/75
RCAY S.A.
Reichler, Richard
Reingold, Suzy
Roberts, H. Richard
Roche, Sara
Rolfe, Ronald
Rosenberg, Ilse
Rosenheim, Revocable Living
  Trust of Edna
Rosenzveig, Abraham
Rubashkin, Martin
Rubin, Murray M.
Sahid, Joseph
Saunders, Paul
Saul, Andrew
Schacht, Ronald
Schwartz, Trust FBO Samuel
  UWO Barbara Schwartz
Schwartz, Trust FBO Samuel
  UWO Ellis Schwartz
Schwartz, Trust FBO Carolynn
  UWO Barbara Schwartz
Schwartz, Trust FBO Carolynn
  UWO Ellis Schwartz
Shapiro, Howard
Shapiro, Howard A.
Shapiro, Robert I.
Shasha, Alfred
Shasha, Alfred A. & Hanina
Shasha, Alfred & Hanina
  Trustees UTA 6/8/94
Shasha, Robert Y.
Shasha-Kupchick, Leslie
Sheridan Family Partners, L.P.
Shine, William
Silberstein, John J.
Silbert, Harvey I.
Simons, Robert
Sims, David
Slaner, Estate of Alfred P.
Steiner, Phillip Harry
Steiner, Richard Harris
Tannenbaum, Bernard
Tannenbaum, Bernice
Tartikoff Living Trust
Winik, Trust U/W/O Carolyn
Watt, Emily
Wang, Kevin
Weissman, Sheila
Williams, John
                                    ----------------------------------  -----------------------------  -----------------------------
     TOTAL                          5,789,239  $297,508,992  100.0000%  899,566  $44,978,300  100.00%  449,783  $22,489,150  100.00%
                                    ----------------------------------  -----------------------------  -----------------------------

                                                                Class of Units
------------------------------------------------------------------------------------------------------------------
                                Series C-1      Value       Percentage    Series D-1      Value       Percentage
                                Preferred        of            of         Preferred        of            of
                                  Units       Series C-1    Series C-1      Units       Series D-1    Series D-1
------------------------------------------------------------------------------------------------------------------

Oestreich, Sophy
Oppenheimer, Martin J.
Oppenheimer, Suzanne
Oshatz, Michael P.
Phillips, Family Trust
  UWO Edith
Phillips, Jonathan
Phillips, Lynn
Phillips, Estate of John D.
Plum Partners L.P.
Prentice Revocable Trust,
  12/12/75
RCAY S.A.
Reichler, Richard
Reingold, Suzy
Roberts, H. Richard
Roche, Sara
Rolfe, Ronald
Rosenberg, Ilse
Rosenheim, Revocable
  Living Trust of Edna
Rosenzveig, Abraham
Rubashkin, Martin
Rubin, Murray M.
Sahid, Joseph
Saunders, Paul
Saul, Andrew
Schacht, Ronald
Schwartz, Trust FBO Samuel
  UWO Barbara Schwartz
Schwartz, Trust FBO Samuel
  UWO Ellis Schwartz
Schwartz, Trust FBO
  Carolynn UWO Barbara
  Schwartz
Schwartz, Trust FBO
  Carolynn UWO
  Ellis Schwartz
Shapiro, Howard
Shapiro, Howard A.
Shapiro, Robert I.
Shasha, Alfred
Shasha, Alfred A. & Hanina
Shasha, Alfred & Hanina
  Trustees UTA 6/8/94
Shasha, Robert Y.
Shasha-Kupchick, Leslie
Sheridan Family
  Partners, L.P.
Shine, William
Silberstein, John J.
Silbert, Harvey I.
Simons, Robert
Sims, David
Slaner, Estate of Alfred P.
Steiner, Phillip Harry
Steiner, Richard Harris
Tannenbaum, Bernard
Tannenbaum, Bernice
Tartikoff Living Trust
Winik, Trust U/W/O Carolyn
Watt, Emily
Wang, Kevin
Weissman, Sheila
Williams, John
                                   ----------------------------------       ----------------------------------
     TOTAL                         747,912   $26,678,021     100.00%        3,500,000    $87,500,000  100.00%
                                   ----------------------------------       ----------------------------------

                                              Class of Units
-----------------------------------------------------------------------
                                               Common Units
                                      ---------------------------------
                                       A           C           D
-----------------------------------------------------------------------

Oestreich, Sophy                                                  4,610
Oppenheimer, Martin J.                                              338
Oppenheimer, Suzanne                                                338
Oshatz, Michael P.                                               30,180
Phillips, Family Trust UWO Edith                                      0
Phillips, Jonathan                                                3,364
Phillips, Lynn                                                    3,364
Phillips, Estate of John D.                                           0
Plum Partners L.P.                                                    0
Prentice Revocable Trust, 12/12/75                                2,601
RCAY S.A.
Reichler, Richard                                                 5,400
Reingold, Suzy                                                    4,888
Roberts, H. Richard                                              39,426
Roche, Sara                                                       3,364
Rolfe, Ronald                                                     1,844
Rosenberg, Ilse                                                     576
Rosenheim, Revocable Living
  Trust of Edna                                                   1,124
Rosenzveig, Abraham                                               3,744
Rubashkin, Martin                                                   460
Rubin, Murray M.                                                  3,364
Sahid, Joseph                                                     1,844
Saunders, Paul                                                    1,844
Saul, Andrew                                                     20,196
Schacht, Ronald                                                     988
Schwartz, Trust FBO Samuel
  UWO Barbara Schwartz                                            4,278
Schwartz, Trust FBO Samuel
  UWO Ellis Schwartz                                                256
Schwartz, Trust FBO Carolynn
  UWO Barbara Schwartz                                            4,278
Schwartz, Trust FBO Carolynn
  UWO Ellis Schwartz                                                256
Shapiro, Howard                                                     932
Shapiro, Howard A.                                                  336
Shapiro, Robert I.                                                3,364
Shasha, Alfred                                                    5,770
Shasha, Alfred A. & Hanina                                        7,484
Shasha, Alfred & Hanina
  Trustees UTA 6/8/94                                            13,676
Shasha, Robert Y.                                                 1,710
Shasha-Kupchick, Leslie                                           3,418
Sheridan Family Partners, L.P.                                   15,944
Shine, William                                                    2,766
Silberstein, John J.                                  75,140
Silbert, Harvey I.                                               19,976
Simons, Robert                                                    3,364
Sims, David                                           52,938
Slaner, Estate of Alfred P.                                      34,958
Steiner, Phillip Harry                                            1,124
Steiner, Richard Harris                                           1,124
Tannenbaum, Bernard                                                 912
Tannenbaum, Bernice                                                  76
Tartikoff Living Trust                                            3,364
Winik, Trust U/W/O Carolyn                                        3,364
Watt, Emily                                                       1,332
Wang, Kevin                                           77,458
Weissman, Sheila                                                    664
Williams, John                                                    2,244
                                      ---------------------------------
     TOTAL                            86,956,908   3,534,098  1,340,011
                                      ---------------------------------

                                            Total          Value          Percentage
                                           Common         Common           Common           Total       Total        Percentage
                                    E       Units          Units            Units           Units       Value         Interest
--------------------------------------------------------------------------------------------------------------------------------
Oestreich, Sophy                             4,610         $164,439        0.0050%           4,610        $164,439     0.0044%
Oppenheimer, Martin J.                         338          $12,056        0.0004%             338         $12,056     0.0003%
Oppenheimer, Suzanne                           338          $12,056        0.0004%             338         $12,056     0.0003%
Oshatz, Michael P.                          30,180       $1,076,521        0.0329%          30,180      $1,076,521     0.0287%
Phillips, Family Trust UWO Edith                 0               $0        0.0000%               0              $0     0.0000%
Phillips, Jonathan                           3,364         $119,994        0.0037%           3,364        $119,994     0.0032%
Phillips, Lynn                               3,364         $119,994        0.0037%           3,364        $119,994     0.0032%
Phillips, Estate of John D.                      0               $0        0.0000%               0              $0     0.0000%
Plum Partners L.P.                               0               $0        0.0000%               0              $0     0.0000%
Prentice Revocable Trust, 12/12/75           2,601          $92,778        0.0028%           2,601         $92,778     0.0025%
RCAY S.A.                            0           0               $0        0.0000%               0              $0     0.0000%
Reichler, Richard                            5,400         $192,618        0.0059%           5,400        $192,618     0.0051%
Reingold, Suzy                               4,888         $174,355        0.0053%           4,888        $174,355     0.0046%
Roberts, H. Richard                         39,426       $1,406,325        0.0429%          39,426      $1,406,325     0.0375%
Roche, Sara                                  3,364         $119,994        0.0037%           3,364        $119,994     0.0032%
Rolfe, Ronald                                1,844          $65,775        0.0020%           1,844         $65,775     0.0018%
Rosenberg, Ilse                                576          $20,546        0.0006%             576         $20,546     0.0005%
Rosenheim, Revocable Living                      0               $0        0.0000%               0              $0     0.0000%
  Trust of Edna                              1,124          $40,093        0.0012%           1,124         $40,093     0.0011%
Rosenzveig, Abraham                          3,744         $133,548        0.0041%           3,744        $133,548     0.0036%
Rubashkin, Martin                              460          $16,408        0.0005%             460         $16,408     0.0004%
Rubin, Murray M.                             3,364         $119,994        0.0037%           3,364        $119,994     0.0032%
Sahid, Joseph                                1,844          $65,775        0.0020%           1,844         $65,775     0.0018%
Saunders, Paul                               1,844          $65,775        0.0020%           1,844         $65,775     0.0018%
Saul, Andrew                                20,196         $720,391        0.0220%          20,196        $720,391     0.0192%
Schacht, Ronald                                988          $35,242        0.0011%             988         $35,242     0.0009%
Schwartz, Trust FBO Samuel                       0               $0        0.0000%               0              $0     0.0000%
  UWO Barbara Schwartz                       4,278         $152,596        0.0047%           4,278        $152,596     0.0041%
Schwartz, Trust FBO Samuel                       0               $0        0.0000%               0              $0     0.0000%
  UWO Ellis Schwartz                           256           $9,132        0.0003%             256          $9,132     0.0002%
Schwartz, Trust FBO Carolynn                     0               $0        0.0000%               0              $0     0.0000%
  UWO Barbara Schwartz                       4,278         $152,596        0.0047%           4,278        $152,596     0.0041%
Schwartz, Trust FBO Carolynn                     0               $0        0.0000%               0              $0     0.0000%
  UWO Ellis Schwartz                           256           $9,132        0.0003%             256          $9,132     0.0002%
Shapiro, Howard                                932          $33,244        0.0010%             932         $33,244     0.0009%
Shapiro, Howard A.                             336          $11,985        0.0004%             336         $11,985     0.0003%
Shapiro, Robert I.                           3,364         $119,994        0.0037%           3,364        $119,994     0.0032%
Shasha, Alfred                               5,770         $205,816        0.0063%           5,770        $205,816     0.0055%
Shasha, Alfred A. & Hanina                   7,484         $266,954        0.0081%           7,484        $266,954     0.0071%
Shasha, Alfred & Hanina                          0               $0        0.0000%               0              $0     0.0000%
  Trustees UTA 6/8/94                       13,676         $487,823        0.0149%          13,676        $487,823     0.0130%
Shasha, Robert Y.                            1,710          $60,996        0.0019%           1,710         $60,996     0.0016%
Shasha-Kupchick, Leslie                      3,418         $121,920        0.0037%           3,418        $121,920     0.0032%
Sheridan Family Partners, L.P.              15,944         $568,722        0.0174%          15,944        $568,722     0.0151%
Shine, William                               2,766          $98,663        0.0030%           2,766         $98,663     0.0026%
Silberstein, John J.                        75,140       $2,680,244        0.0818%          75,140      $2,680,244     0.0714%
Silbert, Harvey I.                          19,976         $712,544        0.0218%          19,976        $712,544     0.0190%
Simons, Robert                               3,364         $119,994        0.0037%           3,364        $119,994     0.0032%
Sims, David                                 52,938       $1,888,298        0.0576%          52,938      $1,888,298     0.0503%
Slaner, Estate of Alfred P.                 34,958       $1,246,952        0.0381%          34,958      $1,246,952     0.0332%
Steiner, Phillip Harry                       1,124          $40,093        0.0012%           1,124         $40,093     0.0011%
Steiner, Richard Harris                      1,124          $40,093        0.0012%           1,124         $40,093     0.0011%
Tannenbaum, Bernard                            912          $32,531        0.0010%             912         $32,531     0.0009%
Tannenbaum, Bernice                             76           $2,711        0.0001%              76          $2,711     0.0001%
Tartikoff Living Trust                       3,364         $119,994        0.0037%           3,364        $119,994     0.0032%
Winik, Trust U/W/O Carolyn                   3,364         $119,994        0.0037%           3,364        $119,994     0.0032%
Watt, Emily                                  1,332          $47,512        0.0015%           1,332         $47,512     0.0013%
Wang, Kevin                                 77,458       $2,762,927        0.0843%          77,458      $2,762,927     0.0736%
Weissman, Sheila                               664          $23,685        0.0007%             664         $23,685     0.0006%
Williams, John                               2,244          $80,043        0.0024%           2,244         $80,043     0.0021%
                                   ------------------------------------------------    -----------  --------------   ---------
     TOTAL                          0   91,831,017    3,275,612,376     100.0000%      103,217,517  $3,754,766,840   100.0000%
                                    -----------------------------------------------    -----------  --------------   ---------



(1) Directly and through the following subsidiaries: Vornado Finance Corp., Vornado Investments Corporation, 40 East 14 Realty Associates General Partnership, 825 Seventh Avenue Holding Corporation, Menands Holding Corporation, and Two Guys From Harrison, N.Y., Inc.

(2) Pledged. (See Section 11.3. F of the Operating Partnership Agreement.)


Common Units
------------
Vornado                       85,069,127
Original Mendik Partners       4,865,790
Kennedy Partners               1,065,722
Freezer Services Partners        144,620
Westport Partners                  8,319
770 Broadway Partner             458,964
20 Broad Partners                 16,064
High Point Partners              202,411
                              ----------
                              91,831,017
                              ==========